UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2022

Eaton Vance NextShares Trust

(Exact name of registrant as specified in its charter)

Massachusetts	811-22982	See below
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 482-8260

(Former name or former address, if changed since last report.)

This Form 8-K relates to the following series of Eaton Vance NextShares Trust:

Title of each Series	IRS Employer Identification Number
Eaton Vance Stock NextShares	47-5444568
Eaton Vance Global Income Builder NextShares	81-1076212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Board of Trustees of Eaton Vance NextShares Trust (the “Trust”) on behalf of its series, Eaton Vance Stock NextShares (Nasdaq: EVSTC), (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about December 23, 2022 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the prospectus and statement of additional information.

Suspension of Sales. Effective prior to the open of business on December 16, 2022, the Fund will no longer accept Creation Unit purchase orders. The last day of secondary market trading of shares for the Fund on The NASDAQ Stock Market LLC (“Nasdaq”) will be on or about December 16, 2022.

Beginning when the Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on December 16, 2022 and the Liquidation Date, the Fund’s shares will not be traded on Nasdaq and there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Mechanics. In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of any customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after a Fund has paid or provided for all of its charges, taxes, expenses, and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of a Fund of record at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Eaton Vance Management (“EVM”), the Fund’s investment adviser, intends to distribute substantially all of the Fund’s net investment income at the time of, or prior to, the liquidation. EVM will bear all administrative expenses associated with the liquidation, if any.

Shareholders of the Fund may sell their shares of the Fund on Nasdaq until the market close on December 16, 2022 through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for the Fund, for shareholders holding shares in accounts that are subject to federal taxes, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Nasdaq until the market close on December 16, 2022, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. Please consult your personal tax advisor about the potential tax consequences of the liquidation.

If you have any questions regarding the liquidation, please contact the Fund at 1-800-262-1122.

The Board of Trustees of Eaton Vance NextShares Trust (the “Trust”) on behalf of its series Eaton Vance Global Income Builder NextShares (Nasdaq: EVGBC) (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about December 23, 2022 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the prospectus and statement of additional information.

Suspension of Sales. Effective prior to the open of business on December 16, 2022, the Fund will no longer accept Creation Unit purchase orders. The last day of secondary market trading of shares for the Fund on The NASDAQ Stock Market LLC (“Nasdaq”) will be on or about December 16, 2022.

Beginning when the Fund commences liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments. During the time between market close on December 16, 2022 and the Liquidation Date, the Fund’s shares will not be traded on Nasdaq and there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Mechanics. In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of any customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after a Fund has paid or provided for all of its charges, taxes, expenses, and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of a Fund of record at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. It is possible that the Fund may make more than one distribution to complete its liquidation. Eaton Vance Management (“EVM”), the Fund’s investment adviser, intends to distribute substantially all of the Fund’s net investment income at the time of, or prior to, the liquidation. EVM will bear all administrative expenses associated with the liquidation, if any.

Shareholders of the Fund may sell their shares of the Fund on Nasdaq until the market close on December 16, 2022 through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for the Fund, for shareholders holding shares in accounts that are subject to federal taxes, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Nasdaq until the market close on December 16, 2022, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. Please consult your personal tax advisor about the potential tax consequences of the liquidation.

If you have any questions regarding the liquidation, please contact the Fund at 1-800-262-1122.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Vance NextShares Trust

Date:	November 23, 2022	By:	/s/ Deidre E. Walsh
		Name:	Deidre E. Walsh
		Title:	Vice President